                                                                      EXHIBIT 21

                    SUBSIDIARIES OF H. F. AHMANSON & COMPANY
                           (AS OF DECEMBER 31, 1996)

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                                                                   JURISDICTION
                                                                        OF
                                                                   INCORPORATION
                                                                   -------------
   110 East 42nd Operating Company, Inc...........................   Delaware
   1905 Agency Incorporated.......................................   Delaware
   244 West 10th Street, Inc......................................   New York
   ACD2...........................................................  California
   ACD3...........................................................  California
   Ahmanson Capital Trust I.......................................   Delaware
   Ahmanson Commercial Development Company........................  California
   Ahmanson Developments, Inc.....................................  California
   Ahmanson Insurance, Inc........................................  California
   Ahmanson Land Company..........................................  California
   Ahmanson Marketing, Inc........................................  California
   Ahmanson Mortgage Company......................................  California
   Ahmanson Residential 2.........................................  California
   Ahmanson Residential Development...............................  California
   Ahmanson Services, Inc.........................................  California
   Banyon Tree Holding Corp.......................................  California
   Bowery Advisors, Inc...........................................   Delaware
   Commerce Service Corporation...................................  California
   CPSB Service Corp..............................................   New York
   Exchange Enterprises, Inc......................................     Texas
   Financial Services of Illinois, Inc............................   Illinois
   Flower Street Corporation......................................  California
   Griffin Financial Administrators...............................  California
   Griffin Financial Distributors.................................  California
   Griffin Financial Investment Advisers..........................  California
   Griffin Financial Services.....................................  California
   Griffin Financial Services, Inc................................ Pennsylvania
   Griffin Financial Services Insurance Agency....................  California
   Griffin Financial Services Insurance Agency, Inc...............     Ohio
   Griffin Financial Services Insurance Agency, Inc...............     Texas
   Griffin Financial Services Managing General Agency, Inc........     Texas
   Griffin Financial Services of America, Inc.....................   Delaware
   H. S. Loan Corporation.........................................  California
   Hamburg Development Corp.......................................   New York
   Hamburg Glen Cove Development Corp.............................   New York
   Home Funding Corporation.......................................   Delaware
   Home Savings of America........................................  California
   Home Savings of America, FSB...................................    Federal
   Home Servicing of America......................................  California
   HSA Travel.....................................................  California
   HSB Enterprises, Inc...........................................   New York
   Ladue Service Corporation......................................   Missouri
   Mesa Water Company.............................................  California
   Oxford Ranch, Inc..............................................  California
   R & M on the Water, Inc........................................   New York
   Rivergrade Investment Corp.....................................  California
   Savings of America, Inc........................................  California
   Serrano Reconveyance Company...................................  California
   Seville Realty, Inc............................................     Texas
   Silver Granite Investment Corp.................................  California
   Sutter Bay Corporation.........................................  California
   Tamarack, Inc..................................................     Texas
   West Side Condo Corp...........................................   New York
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